Filed Pursuant to Rule 497(a)

File No. 333-209380

NEWS RELEASE

Contact:	Joe Calabrese
Phone:	212.827.3772
Email:	jcalabrese@frbir.com

NorthStar Real Estate Capital Income
Funds Declare Initial Distribution

New York, NY (May 18, 2017) – NorthStar Real Estate Capital Income Master Fund through its two feeder funds, NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Fund-T (NorthStar Capital) announced today that it declared its initial distribution of $.60 per share annualized. The distribution will be paid for all share classes (NASDAQ: XNAFX, XNDFX, XNIFX, XNTFX), accrued daily and payable monthly for the months of June, July, August and September of 2017. Distributions are payable on the first business day of the following month.*

NorthStar Capital is an unlisted, closed-end fund registered under the Investment Company Act of 1940, as amended, which offers retail investors access to an institutionally managed portfolio of commercial real estate debt, equity and securities.

NorthStar Capital is advised by an affiliate of Colony NorthStar, Inc. (Colony NorthStar; NYSE: CLNS), a leading global real estate and investment management firm. Colony NorthStar resulted from the January 2017 merger between Colony Capital, Inc., NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp. With $56 billion in assets under management as of March 31, 2017, Colony NorthStar manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded real estate investment trusts and registered investment companies. The firm maintains principal offices in Los Angeles and New York, with more than 500 employees in offices located across 17 cities in ten countries. For additional information regarding Colony NorthStar and its management and business, please refer to www.clns.com.

*Distributions may consist primarily of a return of capital, and investors should not assume that the source of distributions is from NorthStar Capital's net income or net profit. This press release is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by a prospectus. You should consider the investment objectives, risks, charges and expenses of the NorthStar Capital carefully before investing. A copy of the prospectuses relating to the NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Fund-T may be obtained by contacting NorthStar Securities, LLC. This press release must be read in conjunction with the prospectuses in order to fully understand all of the implications and risks of the offering of securities to which the prospectuses relate. Neither the Securities and Exchange Commission nor any other state securities regulator has approved or disapproved of the NorthStar Capital Funds' shares, determined if the prospectuses are truthful or complete or passed on or endorsed the merits of the offerings. Any representation to the contrary is a criminal offense.

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